EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cytogen Corporation (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael
D. Becker, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, based upon my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cytogen Corporation and will be retained by Cytogen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



                                       /s/ Michael D. Becker
                                       --------------------------------------
Dated:   August 9, 2004                Michael D. Becker, President and Chief
                                       Executive Officer
                                       (Principal Executive Officer)